                                                                  Exhibit 10.11


                               EXCHANGE AGREEMENT


         EXCHANGE AGREEMENT (the "Agreement"), dated as of __________, 2002, between Dick's Sporting Goods, Inc., a Delaware corporation (the "Company"), and Edward W. Stack, Martin J. Stack, Stacey A. Stack, Donna Stack, Kim Myers, Nancy Heichemer, Richard T. Stack and Karin Lea Stack (each a "Holder" and collectively, the "Holders");

                                   WITNESSETH

         WHEREAS, each Holder is currently a holder of common stock, par value $.01 per share, of the Company (the "Common Stock");

         WHEREAS, pursuant to the initial public offering of the Company's common stock (the "IPO"), the Company has amended and restated its Certificate of Incorporation, in the form attached hereto as EXHIBIT A (the "Restated Certificate") to, among other things, create a new Class B common stock, par value $.01 per share, (the "Class B Common Stock");

         WHEREAS, the Class B Common Stock shall have those rights, preferences and privileges as set forth in the Restated Certificate; and

         WHEREAS, in connection with the IPO, the Company and the Holders desire to exchange that number of outstanding shares of Common Stock set forth opposite such Holders name on EXHIBIT B attached hereto (the "Old Shares") for an equal number of shares of Class B Common Stock, again as set forth on EXHIBIT B attached hereto (the "New Shares"), upon the terms and subject to the conditions of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and each act done pursuant hereto, the parties hereto, intending to be legally bound, do hereby represent, warrant, covenant and agree as follows:

         1. EXCHANGE.

         1.1 EXCHANGE OF COMMON STOCK. Each Holder hereby agrees to assign and transfer to the Company at the Closing (as defined below), and the Company hereby agrees to acquire and accept from each Holder all right, title and interest in and to that number of Old Shares set forth opposite such Holder's name on EXHIBIT B in consideration for the issuance and transfer by the Company to such Holder of that number of New Shares set forth opposite such Holder's name on EXHIBIT B (such number of shares to be adjusted for any stock split, dividend or similar event).

         1.2. CLOSING AND DELIVERIES. The exchange provided for in Section 1.1 hereof shall take place at the offices of the Company at 10:00 a.m. (Pittsburgh, PA local time) on the date immediately prior to the consummation of the IPO (the "Closing"). At the Closing or as soon thereafter as reasonably practicable, the Company shall duly and validly deliver to each Holder a stock certificate representing the New Shares acquired by such Holder.

         2. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS.

         (a) Each Holder hereby represents and warrants, as to himself or herself, but not as to any other Holder, that he/she owns all right, title and interest to the Old Shares set opposite his/her name on EXHIBIT B free and clear of any claim, suit, proceeding, call, commitment, trust, proxy, restriction, limitation, security interest, pledge or lien or encumbrance of any kind or nature whatsoever, and has full power and authority to transfer and assign the same hereunder to the Company.

         (b) Each Holder represents, as to himself or herself, but not as to any other Holder, that the New Shares to be received by it hereunder will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or other transfer of any part thereof or interest therein, and that it has no present intention of selling or otherwise transferring the New Shares with the exception of shares of Common Stock being sold by the Holders in connection with the IPO, but subject nevertheless to any requirement of law that the disposition of its property shall at all times be within its control.

         (c) Each Holder understands that the New Shares to be received by it hereunder are not registered under the Securities Act of 1933, as amended (the "Securities Act"), on the ground that the exchange provided for in this Agreement and the issuance of the New Shares are exempt from registration pursuant to Section 3(a)(9) of the Securities Act.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         (a) The Company hereby represents and warrants that the New Shares being issued to the Holders hereunder, when issued, transferred and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, free of restrictions of transfer other than pursuant to the terms thereof, applicable state and federal securities laws, those restrictions set forth in the Restated Certificate and other contractual restrictions entered into by such Holders.

         (b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own its properties and assets, to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform this Agreement.

         (c) All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and for the authorization, issuance and delivery of the New Shares being exchanged under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

         5. LEGENDS. Each Holder acknowledges as follows:

         (a) The New Shares must bear legends substantially similar to the following legends:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE "CHARTER"), AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND (I) MAY NOT BE TRANSFERRED TO ANY PERSON OTHER THAN A CLASS B PERMITTED HOLDER (AS DEFINED IN THE CHARTER) WITHOUT BEING AUTOMATICALLY CONVERTED INTO COMMON STOCK OF THE CORPORATION OR (II) TRANSFERRED AT A PRICE GREATER THAN THE THEN APPLICABLE MARKET PRICE (AS DEFINED IN THE CHARTER) OF THE COMMON STOCK. PRIOR TO ANY TRANSFER OF ANY SHARES OF CLASS B COMMON STOCK REPRESENTED BY THIS CERTIFICATE FOR VALUE TO A CLASS B PERMITTED HOLDER, BOTH THE HOLDER OF THIS CERTIFICATE AND THE PURCHASER (WHO SHALL BE A CLASS B PERMITTED HOLDER) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL CERTIFY IN WRITING TO THE CORPORATION (IN FORM AND SUBSTANCE ACCEPTABLE TO THE CORPORATION WHICH CERTIFICATION SHALL PROVIDE EVIDENCE ACCEPTABLE TO THE CORPORATION OF THE PRICE AT WHICH THE SHARES OF CLASS B COMMON STOCK REPRESENTED BY THIS CERTIFICATE WILL BE TRANSFERRED AND THE THEN APPLICABLE MARKET PRICE OF THE COMMON STOCK) THAT THE SHARES OF CLASS B COMMON STOCK REPRESENTED BY THIS CERTIFICATE WILL NOT BE TRANSFERRED AT A PRICE GREATER THAN THE THEN APPLICABLE MARKET PRICE OF THE COMMON STOCK.

         (b) The New Shares shall also bear any legend required by any applicable state securities laws.


         3. MISCELLANEOUS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors and administrators. This Agreement shall be interpreted in accordance with the laws of the State of Delaware, without regard to any jurisdiction's conflict of law provisions. The parties hereto may execute this Agreement in any number of counterparts, each of which when executed and delivered, shall be an original, but all such counterparts shall constitute one and the same instrument.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have duly executed this Exchange Agreement as of the day and year first above written.

                                        DICK'S SPORTING GOODS, INC.

                                        By:________________________________
                                        Name:  William Colombo
                                        Title:  President

                                        HOLDERS:

                                        --------------------------------
                                        Edward W. Stack

                                        --------------------------------
                                        Martin J. Stack

                                        --------------------------------
                                        Stacey A. Stack

                                        --------------------------------
                                        Donna Stack

                                        --------------------------------
                                        Kim Myers

                                        --------------------------------
                                        Nancy Heichemer

                                        --------------------------------
                                        Richard T. Stack

                                        --------------------------------
                                        Karin Lea Stack

                                    EXHIBIT A

                                    EXHIBIT B



              NAME                            OLD SHARES          NEW SHARES
---------------------------------------    --------------       --------------

Edward W. Stack                               2,459,457            2,459,457

Martin J. Stack                                16,500                16,500

Martin J. Stack and Stacey A. Stack            37,511                37,511

Stacey A. Stack                                16,500                16,500

Donna Stack                                    11,209                11,209

Kim Myers                                      370,089              370,089

Nancy Heichemer                                426,347              426,347

Richard T. Stack                               254,500              254,500

Karin Lea Stack                                12,500                12,500